UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2005

          First Commonwealth Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	0-11242	25-1428528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

22 N. Sixth Street, Indiana, PA	15701
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (724) 349-7220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     REGULATION FD

On December 13, 2005, First Commonwealth Financial Corporation issued a news release announcing that First Commonwealth Bank, a wholly-owned subsidiary of First Commonwealth Financial Corporation completed the previously disclosed sale of five branch offices and one drive-thru location to Clearfield Bank and Trust Company.  First Commonwealth Bank also announced a repositioning of its mortgage backed securities portfolio to reduce its interest rate risk exposure.  A copy of this news release is furnished herewith as Exhibit 99 and is incorporated herein by reference.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits
Exhibit 99 First Commonwealth Financial Corporation News Release dated December 13, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 13, 2005

                              FIRST COMMONWEALTH FINANCIAL CORPORATION
                                   (Registrant)

                              By:  /S/JOHN J. DOLAN
                                   John J. Dolan
                                   Executive Vice President and
                                   Chief Financial Officer